Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
9.	INCOME TAXES

Cayman

In July 2014, the Company was redomiciled in the Cayman Islands as an exempted company registered under the laws of the Cayman Islands. Under the current laws of the Cayman Islands, it is not subject to tax on either income or capital gain.

British Virgin Islands (“BVI”)

Momo BVI is a tax-exempted company incorporated in the BVI.

US

Momo US is incorporated in the United States and is subject to state income tax and federal income tax at different tax rates, depending upon taxable income levels. Momo US did not have taxable income and no income tax expense was provided for the year ended December 31, 2014.

Hong	Kong

Momo HK was established in Hong Kong and is subject to Hong Kong Profits Tax at 16.5% on its activities conducted in Hong Kong.

PRC

In August 2014, Beijing Momo IT was qualified as a software enterprise. As such, Beijing Momo IT will be exempt from income taxes for two years beginning in their first profitable year followed by a tax rate of 12.5% for the succeeding three years. As Beijing Momo IT was still in accumulated loss position, the applicable tax rate for the years ended December 31, 2012, 2013 and 2014 was still 25%.

The other entities incorporated in the PRC are subject to an enterprise income tax at a rate of 25%.

Under the EIT Law and its implementation rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by foreign-invested enterprise in PRC to its foreign investors who are non-resident enterprises are subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with PRC that provides for a different withholding arrangement. Under the taxation arrangement between the PRC and Hong Kong, a qualified Hong Kong tax resident which is the “beneficial owner” and directly holds 25% or more of the equity interest in a PRC resident enterprise is entitled to a reduced withholding tax rate of 5%. The Cayman Islands, where the Company is incorporated, does not have a tax treaty with PRC.

Since January 1, 2011, the relevant tax authorities of the Group’s subsidiaries have not conducted a tax examination on the Group’s PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2013 to 2014 of the Group’s PRC subsidiary and VIE, remain subject to tax audits as of December 31, 2014, at the tax authority’s discretion.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the EIT Law provide that non-resident legal entities will be considered China residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc., occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2013	2014
Current deferred tax assets:
Advertising expense	$145	$—
Accrued payroll	209	916
Accrued expenses	28	—
Less: valuation allowance	(382)	(916)

Current deferred tax assets, net	—	—

Non-current deferred tax assets:
Advertising expense	—	3,863
Net operating tax losses carry-forward	2,905	3,068
Less: valuation allowance	(2,905)	(6,931)

Non-current deferred tax assets, net	—	—

The Group considers the following factors, among other matters, when determining whether some portion or all of the deferred tax assets will more likely than not be realized: the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law.

As of December 31, 2014, the tax loss carry-forward for Beijing Momo IT, Beijing Momo and its subsidiary amounted to $9,974 and would expire on various dates between December 31, 2016 and December 31, 2019. As of December 31, 2014, the tax loss carry-forward for Momo HK amounted to $200 and would be carried forward indefinitely and set off against its future taxable profits. As of December 31, 2014, the tax loss carry-forward for Momo US amounted to $1,559 and would be carried forward for twenty years. The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries or the VIE may not be used to offset other subsidiaries’ or VIE’s earnings within the Group. Valuation allowance is considered on each individual subsidiary and legal entity basis. Valuation allowances have been established in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.

Reconciliation between the expense (benefit) of income taxes computed by applying the PRC tax rate to loss before income taxes and the actual provision for income taxes is as follows:

	For the years ended December 31,
	2012	2013	2014
Net loss before provision for income tax	$(3,839)	$(9,326)	$(25,415)
PRC statutory tax rate	25%	25%	25%

Income tax benefit at statutory tax rate	(960)	(2,332)	(6,354)
Permanent differences	(90)	(285)	99
Change in valuation allowance	842	2,355	4,560
Effect of income tax rate difference in other jurisdictions	208	262	1,695

Provision for income tax	—	—	—

The Group did not identify significant unrecognized tax benefits for the years ended December 31, 2012, 2013 and 2014. The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also believed that uncertainty in income taxes did not have a significant impact on the unrecognized tax benefits within next twelve months.